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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                November 7, 2002


                           NORTEL NETWORKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                        001-07260            not applicable
----------------------------        ---------------      ---------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                L6T 5P6
-----------------------------------------------------            ---------------
    (address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code (905) 863-0000.

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ITEM 5. OTHER EVENTS

On November 7, 2002, the Registrant issued a press release announcing a revised breakdown of Enterprise Networks and Wireline Networks historical segment revenues.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

       99.1   Press release dated November 7, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTEL NETWORKS CORPORATION



                                     By: /s/  Michael J. Gollogly
                                         ---------------------------------------
                                         Michael J. Gollogly
                                         Controller



                                     By: /s/ Blair F. Morrison
                                         ---------------------------------------
                                         Blair F. Morrison
                                         Assistant Secretary


Dated:  November 7, 2002